Events occurring after the reporting period	12 Months Ended
Jun. 30, 2022
Events occurring after the reporting period
Events occurring after the reporting period
33	Events occurring after the reporting period

33.1 Registrations

The playing registrations of certain footballers have been disposed of on a permanent or temporary basis, subsequent to 30 June 2022, for total proceeds, net of associated costs, of £16,590,000. The associated net book value was £1,075,000. Also subsequent to 30 June 2022, solidarity contributions, training compensation, sell-on fees and contingent consideration totalling £192,000, became receivable in respect of previous playing registration disposals.

Subsequent to 30 June 2022, the registrations of certain players and coaching staff were acquired or extended for a total consideration, including associated costs, of £218,146,000. Payments are due within the next 5 years.